As filed with the Securities and Exchange Commission on November 8, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 2004 (September 15, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

FOR

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On September 15, 2004, Medarex, Inc. and its wholly owned subsidiary, Genpharm International, Inc., entered into a series of agreements with Pfizer, Inc., providing for the discovery and development of up to 50 antibody products over ten years. These agreements included an amended collaborative research agreement and license and royalty agreement, and a license agreement. In addition, Medarex and Pfizer entered into a cross-license agreement providing for the cross-license of certain patents relating to each party’s respective anti-CTLA-4 antibody programs. These agreements amended and modified a license and royalty agreement and a collaborative research agreement the parties had previously entered into. As part of this transaction, Medarex also entered into a related securities purchase agreement with an affiliate of Pfizer providing for the purchase of shares of Medarex common stock.

Copies of these agreements, some of which have been redacted to preserve the confidentiality of certain terms, are attached hereto as Exhibits 99.1 through 99.6.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as an exhibits to this Current Report on Form 8-K:

Exhibit Number

*99.1	Amendment No. 1 to Collaborative Research Agreement and License and Royalty Agreement dated as of September 15, 2004 by and among Pfizer Inc., Medarex, Inc. and GenPharm International, Inc.

*99.2	License Agreement dated as of September 15, 2004, by and between Pfizer Inc. and Medarex, Inc.

*99.3	Cross-License Agreement dated as of September 15, 2004, by and between Pfizer Overseas Pharmaceuticals Inc. and Medarex, Inc.

99.4	Securities Purchase Agreement dated as of September 15, 2004, by and between Pfizer Inc. and Medarex, Inc.

*99.5	License and Royalty Agreement dated as of April 4, 2003, by and among Pfizer Inc., Medarex, Inc. and GenPharm International, Inc.

*99.6	Collaborative Research Agreement dated as of April 4, 2003, by and among Pfizer Inc., Medarex, Inc. and GenPharm International, Inc.

*	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted from this filing. Such information has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC. Registrant

Date:	November 8, 2004	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

*99.1	Amendment No. 1 to Collaborative Research Agreement and License and Royalty Agreement dated as of September 15, 2004 by and among Pfizer Inc., Medarex, Inc. and GenPharm International, Inc.

*99.2	License Agreement dated as of September 15, 2004, by and between Pfizer Inc. and Medarex, Inc.

*99.3	Cross-License Agreement dated as of September 15, 2004, by and between Pfizer Inc. and Medarex, Inc.

99.4	Securities Purchase Agreement dated as of September 15, 2004, by and between Pfizer Overseas Pharmaceuticals Inc. and Medarex, Inc.

*99.5	License and Royalty Agreement dated as of April 4, 2003, by and among Pfizer Inc., Medarex, Inc. and GenPharm International, Inc.

*99.6	Collaborative Research Agreement dated as of April 4, 2003, by and among Pfizer Inc., Medarex, Inc. and GenPharm International, Inc.

*	Certain confidential information contained in this document, marked by brackets and asterisks, has been omitted from this filing. Such information has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted information.